UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act

of 1934 (Amendment No.     )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]Preliminary Proxy Statement

[  ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]Definitive Proxy Statement

[x]Definitive Additional Materials

[  ]Soliciting Material Pursuant to §240.14a-12

DULUTH HOLDINGS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[x]	No fee required

[ ]	Fee paid previously with preliminary materials

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DULUTH HOLDINGS INC.

201 East Front Street

Mount Horeb, Wisconsin 53572

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 23, 2022

To the Shareholders of Duluth Holdings Inc.:

The 2022 Annual Meeting of Shareholders of Duluth Holdings Inc. will be held in person at the headquarters of Duluth Holdings Inc., 201 East Front Street, Mount Horeb, Wisconsin 53572, on May 26, 2022 at 8:30 a.m., Central time, for the following purposes:

(1)	To elect seven individuals nominated by the Board of Directors of Duluth Holdings Inc. to serve as directors until the 2023 annual meeting of shareholders;

(2)	To ratify the appointment of KPMG LLP as our independent registered public accountants for fiscal 2022;

(3)	To approve, by an advisory vote, the compensation of our named executive officers as described in our Proxy Statement;

(4)	Advisory vote on the frequency of the advisory vote on the compensation of our named executive officers; and

(5)	To transact such other business as may properly come before the meeting.

The accompanying supplement to our proxy statement contains information related to the new Proposals 3 and 4 to be considered by our shareholders at our annual meeting. The accompanying supplement to our proxy statement does not revise or update any other information set forth in the Proxy Statement and should be read in conjunction with the Proxy Statement.

Shareholders of record at the close of business on March 21, 2022 are entitled to notice of and to vote at the annual meeting and at all adjournments of the annual meeting.

Holders of a majority of the votes entitled to be cast must be present in person or by proxy in order for the annual meeting to be held. As allowed under the Securities and Exchange Commission’s rules, we have elected to furnish our proxy materials over the Internet. Accordingly, we have mailed to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the attached proxy statement and our annual report to shareholders via the Internet and how to vote online.  In addition, the supplement and a revised proxy card are being mailed to our shareholders.

Whether or not you expect to attend the annual meeting in person, you are urged to vote by voting electronically via the Internet, by a telephone vote or, as applicable, by completing and mailing the proxy card. Instructions for electronic voting via the Internet and telephonic voting are contained in the Notice, or, as applicable, on the accompanying proxy card. If you attend the meeting and wish to vote your shares personally, you may do so by revoking your proxy at any time prior to the voting thereof. In addition, you may revoke your proxy at any time before it is voted by advising the Secretary of Duluth Holdings Inc. in writing (including by submitting a duly executed proxy bearing a later date or voting via the Internet) or by telephone of such revocation.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 26, 2022: The annual report to shareholders and proxy statement of Duluth Holdings Inc. are available for review at www.envisionreports.com/DLTH. Instructions on how to access and review the materials on the Internet can be found on the Notice and the accompanying proxy card.

David Loretta, Secretary

May 23, 2022

DULUTH HOLDINGS INC.

201 East Front Street

Mount Horeb, Wisconsin 53572

Supplement No. 1 to

PROXY STATEMENT

Dated May 23, 2022

EXPLANATORY NOTE

This Supplement to the Proxy Statement of Duluth Holdings Inc. (the “Company”), filed on Schedule 14A with the Securities and Exchange Commission on April 8, 2022 (the “Proxy Statement”) in connection with the Annual Meeting of Shareholders scheduled to be held on May 26, 2022 (together with any adjournment or postponement thereof, the “Annual Meeting”), and the proxy card in connection with the Annual Meeting filed with the Proxy Statement (the “Proxy Card”), is being filed to add two new proposals to the Proxy Statement and Proxy Card, including (A) Proposal 3, to approve, by an advisory vote, the compensation of our named executive officers as described in our Proxy Statement; and (B) Proposal 4, providing for an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers.  These proposals were inadvertently omitted from the Proxy Statement, Proxy Card, and Notice of Annual Meeting of Shareholders, when originally filed with the SEC, and this filing corrects that omission.  This Supplement does not revise or update any other information set forth in the Proxy Statement and should be read in conjunction with the Proxy Statement.  From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

PROXY STATEMENT SUPPLEMENT

This Supplement supplements the Proxy Statement to add (A) Proposal 3, to approve, by an advisory vote, the compensation of our named executive officers, and (B) Proposal 4, providing for an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers. This Supplement further updates the Notice of 2022 Annual Meeting of Shareholders to add Proposal 3 and Proposal 4. This Supplement and a revised proxy card (the “Revised Proxy Card”) are being mailed to shareholders beginning on or about May 24, 2022. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting, and shareholders should review this Supplement in conjunction with the Proxy Statement.

In order to provide shareholders time to consider Proposals 3 and 4 and in accordance with the Company’s bylaws and Wisconsin law, the Company intends to convene and immediately adjourn the Annual Meeting initially scheduled for May 26, 2022. There will be no further business conducted on May 26, 2022. The Annual Meeting will then be formally reconvened on June 14, 2022.

The reconvened Annual Meeting will be held at the headquarters of the Company, 201 East Front Street, Mount Horeb, Wisconsin 53572, at 8:30 a.m., Central Time, on June 14, 2022. All shareholders of record are welcomed to attend the reconvened meeting.

As described in the Proxy Statement, you are entitled to vote on matters presented at the Annual Meeting if you were a shareholder as of the close of business on March 21, 2022, the record date for the Annual Meeting. The deadline for electronic proxy voting will be extended to 1:00 a.m., Central Time, on June 14, 2022.

For proxy voting information, please visit www.envisionreports.com/DLTH.

PROPOSAL THREE: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended (“Section 14A”), our shareholders are entitled to vote to approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement.  Accordingly, we are asking shareholders to approve the following nonbinding resolution regarding the compensation of our named executive officers as disclosed in this proxy statement:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

This vote is often referred to as a “say-on-pay” vote.  As an advisory vote, the “say-on-pay” vote is not binding on the Company, the Board of Directors, or the Board’s Compensation Committee. However, the Board of Directors values the opinions expressed by our shareholders, and the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation policies and practices in response to these results.

Approval of the company’s executive compensation policies and procedures requires that the number of votes cast in favor of the proposal exceeds the number of votes cast against it.  Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no impact on the approval of the proposal.

The Board of Directors unanimously recommends that you vote FOR approval of the compensation of the Company’s named executive officers as described in this proxy statement.

PROPOSAL FOUR: ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Act and Section 14A, our shareholders are entitled to vote at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in the Company’s proxy statement. Accordingly, we are asking shareholders to indicate whether they would prefer an advisory vote every year, every two years, or every three years.

The Revised Proxy Card provides shareholders with four choices (every year, every two years, or every three years, or abstain). Shareholders are not voting to approve or disapprove the Board’s recommendation.  The Company will consider shareholders to have expressed a non-binding preference for the frequency option that receives the largest number of favorable votes. Abstentions and broker non-votes will not affect the voting results for this proposal. Because this is an advisory vote, it will not be binding upon the Board of Directors. However, the Board of Directors and the Board’s Compensation Committee intend to take into account the outcome of the vote when making future decisions on the frequency of advisory votes on executive compensation.

The Board of Directors unanimously recommends that you vote for holding the advisory vote on the compensation of our named executive officers every year.

ADDITIONAL INFORMATION

Voting Procedures and Revoking Proxies

Because this Supplement describes two new proposals to be voted on at the Annual Meeting that were not reflected or described in the original Proxy Statement, proxies submitted before the date of this Supplement using the original Proxy Card will not include votes on the new proposals. Accordingly, if you want to vote on the new proposals you must cast a new vote before the reconvened Annual Meeting by following the instructions on the Revised Proxy Card to vote by internet or telephone, or by completing the Revised Proxy Card in its entirety, signing, dating and returning it in the enclosed envelope. We encourage you to submit your proxy so that your shares will be represented and voted at the Annual Meeting, regardless of whether you can attend the Annual Meeting in person.

The Revised Proxy Card permits you to submit your vote for all four of the proposals included in the Proxy Statement, and will replace any proxy you previously submitted in connection with the Annual Meeting. If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals.

Voting by internet or telephone, by signing and submitting the Revised Proxy Card or by voting in person at the Annual Meeting, will revoke any prior proxy in its entirety. Therefore, if you submit the Revised Proxy Card (or vote by internet or telephone), in addition to voting on Proposals 3 and 4, you must mark the Revised Proxy Card in the appropriate place (or follow the instructions to vote by internet or telephone) to indicate your vote on Proposals 1 and 2. If you submit the Revised Proxy Card (or vote by internet or telephone), and you do not indicate your vote on one or more of the proposals, then your proxy will be voted FOR each of Proposals 1, 2, and 3, and “Every Year” for Proposal 4, for which you do not indicate a vote, even if your prior proxy had indicated a contrary vote.

DULUTH TRADING CO

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., Central Time, on June 14, 2022.

Online
Go to **www.envisionreports.com/DLTH** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/DLTH

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2022 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposal 2 and Proposal 3, and 1 YEAR for Proposal 4.

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1. Election of Directors:

Nominee	For	Withhold Authority	Nominee	For	Withhold Authority	Nominee	For	Withhold Authority
01 - Stephen L. Schlecht	☐	☐	02 - Francesca M. Edwardson	☐	☐	03 - David C. Finch	☐	☐
04 - Thomas G. Folliard	☐	☐	05 - Brett L. Paschke	☐	☐	06 - Samuel M. Sato	☐	☐
07 - Scott K. Williams	☐	☐						

	For	Against	Abstain
2. The ratification of selection of KPMG LLP as the independent registered public accountants for Duluth Holdings Inc. for the year ending January 29, 2023.	☐	☐	☐
3. To approve, by an advisory vote, the compensation of our named executive officers, as described in our Proxy Statement.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of the advisory vote on the compensation of our named executive officers.	☐	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to consider and vote upon any other matters which may properly come before the meeting or any adjournment thereof.

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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2022 Annual Meeting Admission Ticket

2022 Annual Meeting of Duluth Holdings Inc. Shareholders

To be convened on May 26, 2022, 8:30 a.m., Central Time, and adjourned until June 14, 2022, 8:30 a.m. Central Time
Duluth Holdings Inc. Headquarters
201 East Front Street, Mount Horeb, WI 53572

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.envisionreports.com/DLTH

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/DLTH

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Duluth Holdings Inc.

Notice of 2022 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 26, 2022

The undersigned hereby appoints Samuel M. Sato and David Loretta, and each or either of them, as true and lawful attorneys of the undersigned with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Duluth Holdings Inc., which the undersigned is entitled to vote at said meeting or any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such matters as may properly come before the meeting and revoking any proxy heretofore given.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, and FOR items 2 and 3, and 1 YEAR for item 4.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.	**Comments** – Please print your comments below.